EXHIBIT 32

                           JACKSONVILLE BANCORP, INC.

                Certification Pursuant to 18 U.S.C. Section 1350,
                       as Enacted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Jacksonville Bancorp, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


Date: May 5, 2006                       /s/ Gilbert J. Pomar, III
                                        -------------------------------------
                                        Gilbert J. Pomar, III
                                        President & Chief Executive Officer


Date: May 5, 2006                       /s/ Valerie A. Kendall
                                        -------------------------------------
                                        Valerie A. Kendall
                                        Executive Vice President
                                        and Chief Financial Officer

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